GENERAL	12 Months Ended
Dec. 31, 2021
Compensation Related Costs [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
PainReform Ltd. ("the Company") was incorporated and started business operations in November 2007. The Company is a clinical stage specialty pharmaceutical company focused on the reformulation of established therapeutics. The Company’s proprietary extended release drug-delivery system is designed to provide an extended period of post-surgical pain relief without the need for repeated dose administration while reducing the potential need for the use of opiates.

b.	Liquidity

Since its inception, the Company has devoted substantially all of its efforts to research and development, clinical trials, and capital raising activities. The Company is still in its development and clinical stage and has not yet generated revenues.

The Company has incurred losses of $7,246, $4,053 and $1,279 for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021, the Company’s accumulated deficit was $23,727. The Company has funded its operations to date primarily through equity financing.

Additional funding will be required to complete the Company’s research and development and clinical trials, to attain regulatory approvals, to begin the commercialization efforts of the Company’s product and to achieve a level of sales adequate to support the Company’s cost structure.

On March 11, 2021, the Company closed a private placement of 1,304,346 ordinary shares and accompanying warrants to purchase an aggregate of up to 652,173 ordinary shares at a combined purchase price of $4.60 per share and accompanying warrant resulting in gross proceeds of $6,000. The warrants are exercisable immediately at an exercise price of $4.60 per share and expire five and a half years from the issuance date.

On July 22 2021, the Company issued 419,673 ordinary shares upon exercise of warrants for consideration totalling $1,930 (Note 9).

Based on the Company's current operating plan, the Company believes that its existing capital resources will be sufficient to fund operations for at least twelve months after the date the financial statements are issued.

c.

The Company effected a 3-for-1 reverse split of the Company’s ordinary shares and convertible preferred shares on July 6, 2020. All issued and outstanding ordinary shares and convertible preferred shares and related per share amounts contained in these financial statements have been retroactively adjusted to reflect this reverse share split for all periods presented.

On September 3, 2020, the Company closed its initial public offering ("IPO") of 2,500,000 units at a price of $8.00 per unit. Each unit consisted of one ordinary share and one warrant to purchase one ordinary share. The ordinary shares and warrants were immediately separable from the units and were issued separately. The warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $8.80 per share. On October 5, 2020, the underwriters exercised their over-allotment option and were issued warrants to purchase 375,000 ordinary shares in return for net amount of $3. The Company received gross proceeds of approximately $20,000 (net proceeds of approximately $17.3 million after deducting underwriting discounts and commissions and other offering expenses).

d.

In late 2019, a novel strain of COVID-19, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it rapidly spread across the globe, including in Israel and the United States. The extent to which COVID-19 pandemic impacts the Company’s operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the COVID-19 or treat its impact. As of December 31, 2021 and signing date on these financial statements the Company did not experience a significant  impact on its operation.